Early Deposit Mineral Stream Interests - Additional Information (Detail) - San Dimas [member] - Gold interests [member]	6 Months Ended
Jun. 30, 2018
Disclosure Of Mineral Stream Interests [line items]
Gold to silver price ratio minimum limit for revisiting stated exchange rate	50
Gold to silver price ratio maximum limit for revisiting stated exchange rate	90
Exchange ratio to be fixed when price ratio reach minimum limit for six months	50
Exchange ratio to be fixed when price ratio reach maximum limit for six months	90
Gold to silver exchange ratio, description	If the average gold to silver price ratio decreases to less than 50:1 or increases to more than 90:1 for a period of 6 months or more, then the “70” shall be revised to “50” or “90”, as the case may be, until such time as the average gold to silver price ratio is between 50:1 to 90:1 for a period of 6 months or more in which event the “70” shall be reinstated.